Earnings per Unit	12 Months Ended
Dec. 31, 2025
Earnings per Unit
Earnings per Unit

9.Earnings per Unit:

The Partnership calculates earnings per unit by allocating distributed and undistributed net income for each period to common and general partner units, after adjusting for the effect of preferred distributions, only to the extent that they are earned.

Any undistributed earnings for the period are allocated to the various unitholders based on the distribution waterfall for cash available for distribution specified in the Limited Partnership Agreement, as generally described in Note 8 above. Where distributions relating to the period are in excess of earnings, the deficit is also allocated according to the cash distribution model. The sum of the distributed amounts and the allocation of the undistributed earnings or deficit to each class of unitholders is divided by the weighted average number of units outstanding during the period. Diluted earnings per unit, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional units that would then share in the Partnership’s net earnings. The Partnership had no dilutive instruments in the years ended December 31, 2025, 2024 and 2023.

9.Earnings per Unit (continued):

The calculations of the basic and diluted earnings per common unit are presented below:

	Year ended December 31,
	2025	2024	2023
Partnership’s Net income	$61,645	$51,591	$35,872
Less:
Net Income attributable to preferred unitholders	9,686	12,978	11,563
General Partner’s interest in Net Income	49	38	24
Deemed dividend on redeemable Series B Preferred Units (Note 8)	1,503	—	—
Net income attributable to common unitholders	$50,407	$38,575	$24,285
Weighted average number of common units outstanding, basic and diluted	36,557,558	36,799,490	36,802,247
Earnings per common unit, basic and diluted	$1.38	$1.05	$0.66